UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 23, 2007

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-9115	25-0644320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 Two NorthShore Center, Pittsburgh, PA     15212-5851
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (412) 442-8200

Item 1.02  Termination of a Material Definitive Agreement

Effective July 19, 2007, the employment agreement for Martin J. Beck, President, Brand Solutions, terminated at the end of its term and Mr. Beck will be leaving the Company.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MATTHEWS INTERNATIONAL CORPORATION
                                                      (Registrant)

                                    By  Steven F. Nicola
                                           ----------------------------------
                                           Steven F. Nicola
                                           Chief Financial Officer,
                                            Secretary and Treasurer

Date: July 27, 2007